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                                EV CLASSIC SENIOR
                               FLOATING-RATE FUND

                          SUPPLEMENT TO THE PROSPECTUS
                                      DATED
                                 APRIL 20, 2001


On May 25, 2001, a Complaint was filed in the United States District Court for the District of Massachusetts by two shareholders of one account of EV Classic Senior Floating-Rate Fund (the "Fund") against the Fund, its Trustees and certain officers, Eaton Vance Management ("EVM"), the Fund's administrator, Boston Management and Research (the "Investment Adviser" or "BMR"), the Fund's investment adviser, and Eaton Vance Corp., the parent of EVM and BMR. The Complaint, framed as a class action, alleges that for the period between March 30, 1998 and March 2, 2000, the Fund's assets were incorrectly valued and certain matters were not properly disclosed, in violation of the federal securities laws. The Complaint seeks unspecified damages. The named defendants believe the Complaint is without merit and will vigorously contest the lawsuit. EVM and BMR believe that the lawsuit is not likely to have a material adverse affect on their ability to render services to the Fund.



JUNE 15, 2001                                                             CSFRPS